Consolidated Balance Sheets (Parentheticals) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts receivable, allowances (in Dollars)	$ 188	$ 206
Common stock, shares authorized (in Shares)	25,000,000	25,000,000
Common stock, par value (in Dollars per share)	$ 1.00	$ 1.00
Common stock, shares issued (in Shares)	11,666,898	11,594,501
Common stock, shares outstanding (in Shares)	11,666,898	11,594,501